UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

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NRG ENERGY, INC.

(Name of Registrant as Specified in its Charter)

EXELON CORPORATION

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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The following press release was issued by Exelon Corporation on January 30, 2009:

Contact:	Exelon Communications	FOR IMMEDIATE RELEASE
312-394-7417

Exelon to Nominate Independent Directors for NRG Board

CHICAGO (Jan. 30, 2009) — Exelon Corporation (NYSE:EXC) announced today it has proposed a slate of independent nominees for election to the Board of Directors of NRG Energy, Inc. (NYSE:NRG) at the NRG 2009 annual meeting of shareholders, together with a proposal to increase the number of NRG directors from 12 to 19. Exelon said it would nominate nine highly qualified, independent candidates for election at NRG’s next annual meeting of shareholders. The slate includes sitting and former CEOs, and corporate governance experts.

“We believe NRG shareholders deserve a board that will act in the best interests of NRG and its shareholders,” said John W. Rowe, Exelon chairman and CEO. “We are looking forward to election of nominees who will exercise their fiduciary duty and act in the best interests of NRG and its shareholders and who will take seriously the value creation opportunity represented by the proposed combination with Exelon in comparison with any other strategic choices NRG may have. NRG shareholders have shown their support through their participation in Exelon’s exchange offer.”

Four nominees are proposed to replace the NRG Class III directors who are up for election at the 2009 annual shareholder meeting. The nominees are: Betsy S. Atkins, Ralph E. Faison, Coleman Peterson and Thomas C. Wajnert. Exelon is also proposing five nominees to fill vacancies created from the proposed expansion of the NRG board to 19 directors. Those nominees are: John M. Albertine, Marjorie L. Bowen, Donald DeFosset, Jr., Richard H. Koppes and Ralph G. Wellington.

If the NRG board is expanded and the entire slate of directors nominated by Exelon is elected, it will represent slightly less than a majority of NRG’s board of directors. The two remaining seats on the expanded board would remain open to NRG’s own director nominees. Exelon said that its decision to leave two seats open was designed to avoid a change in control of NRG that could trigger a requirement for NRG to pay a significant amount of its debt.

“Exelon is confident that with an expanded and reconstituted NRG board, a majority of NRG directors will exercise their fiduciary duty and vote for the clear path to shareholder value,” said Rowe. “Despite the substantial premium our proposal represents to NRG’s stock price as of October 17, 2008, and the large number of shares of common stock tendered into Exelon’s exchange offer, NRG’s current board and management have continued their refusal to allow due diligence – an essential step for a company that takes its fiduciary obligations to shareholders seriously and wants to create shareholder value. We strongly encourage NRG shareholders to support the slate of director nominees, and to tender their shares into Exelon’s exchange offer to further drive this point home.”

Biographical information on each of the nominees follows:

Betsy S. Atkins

Betsy S. Atkins, 55, is Chief Executive Officer and President of B.S.A. Baja Corp., an early stage venture capital company investing in technology, life sciences, and renewable energy. She previously served as CEO and Chairman of NCI Inc., a nutraceutical/functional food manufacturer.

Ms. Atkins currently serves on the boards of Chico’s FAS, Inc., Polycom, Inc., Reynolds American Inc. and SunPower Corporation. She received a bachelor’s degree from the University of Massachusetts.

Ralph E. Faison

Ralph E. Faison, 50, recently served as President, Chief Executive Officer and a director of Andrew Corporation, a wireless communications equipment manufacturer that was acquired by CommScope in 2007. He also served as President, Chief Executive Officer and a director of Celiant Corporation before its acquisition by Andrew Corporation in 2002.

Earlier in his career, Mr. Faison served in various roles for AT&T Corporation, including Vice President and General Manager of AT&T’s Wireless Business unit and Manufacturing Vice President for its Consumer Products unit in Bangkok, Thailand. From 1995 to 2001, he worked with Lucent Technologies as Vice President for Advertising and Brand Management and Vice President of the New Ventures Group.

Mr. Faison currently serves on the board of NETGEAR, Inc. He received a bachelor’s degree from Georgia State University and an M.S. degree in management from Stanford University.

Coleman Peterson

Coleman Peterson, 60, is the Founder, President, and Chief Executive Officer of Hollis Enterprises, LLC, a human resources consulting firm based in Bentonville, Arkansas. From 1994 to 2000, he served as Senior Vice President, and from 2000-2004 he served as Executive Vice President, of the People Division of Wal-Mart Stores, Inc. Mr. Peterson also held a number of human resource positions at Venture Stores and Osco Drug, Inc.

Currently, Mr. Peterson serves on the boards of Build-A-Bear Workshop, Inc. and J.B. Hunt Transport Services, Inc. He received both a bachelor’s degree and an M.S. in industrial relations degree from Loyola University of Chicago.

Thomas C. Wajnert

Thomas C. Wajnert, 65, has been self-employed since July 2006, providing advisory services with respect to the financial services industry. He has been Co-Founder and Owner of TNT Vineyards, LLC, a company that produces high-quality cabernet sauvignon grapes and estate bottled wines, since 2002, and served as Founder, Principal and Senior Managing Director of FairView Advisors, LLC from 2002 to 2006.

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From 1999 to 2001, Mr. Wajnert served as Chairman and Chief Executive Officer of SEISMIQ, Inc., and he was Chairman and Chief Executive Officer of EPIX Holdings, Inc. in 1998 and 1999. From 1984 through 1997, he served in various roles for AT&T Capital Corporation, including: Founder and Chief Executive Officer (AT&T Credit Corporation); Chief Executive Officer; President, Chief Executive Officer and Vice Chairman; and Chairman.

Mr. Wajnert currently serves on the boards of Reynolds American Inc., NYFIX Inc., and UDR Inc. He received a bachelor’s degree in business from the Illinois Institute of Technology, and an M.B.A. from Southern Methodist University.

John M. “Jack” Albertine

Jack Albertine, 64, is Chairman and Chief Executive Officer of Albertine Enterprises, Inc., a consulting, merchant banking and lobbying firm. From 1986 to 1992, he served as a director for Fruit of the Loom, and served as Vice Chairman of Fruit of the Loom from 1986 to 1990. Prior to that, he served as President of American Business Conference from 1981 to 1986. He has also served as Executive Director for the Congressional Joint Economic Committee and served as an instructor, assistant professor and associate professor at Mary Washington College.

Mr. Albertine has been a director of 14 publicly traded companies and currently serves on the board of three: Integral Systems, Inc., Intersections Inc. and Kadant Inc. He received his bachelor’s degree in Economics from King’s College and his Ph.D. in Economics from University of Virginia.

Marjorie L. Bowen

Marjorie L. Bowen, 43, retired as Managing Director with Houlihan Lokey Howard & Zukin, an international investment-banking firm headquartered in Los Angeles where she was employed from 1989 to 2008 and most recently served as National Director of the Fairness Opinion Practice.

Ms. Bowen currently serves on the boards of two companies: Vertis, Inc., and Global Aero Logistics Inc. She received a B.A. from Colgate University and an M.B.A. in finance from the University of Chicago.

Donald DeFosset, Jr.

Donald DeFosset, Jr., 60, retired in November 2005 as Chairman, President and Chief Executive Officer of Walter Industries, Inc., a diversified company with principal operating businesses in homebuilding and home financing, water infrastructure and energy products.

Mr. DeFosset serves on the boards of four public companies: Terex Corporation, Regions Financial Corporation, Enpro Industries, Inc. and National Retail Properties, Inc. He received a bachelor’s degree in industrial engineering from Purdue University and an M.B.A. from Harvard University.

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Richard H. Koppes

Richard H. Koppes, 62, is Of Counsel at Jones Day and Corporate Governance Fellow in the Executive Education Programs at Stanford Law School. He has served as the Administrative Officer of the National Association of Public Pension Attorneys since August 1996 and formerly served as Deputy Executive Officer and General Counsel of the California Public Employees’ Retirement System (CalPERS).

Mr. Koppes currently serves on the board of Valeant Pharmaceuticals International. He received a bachelor’s degree from Loyola Marymount University and a J.D. from the University of California, Los Angeles.

Ralph G. Wellington

Ralph G. Wellington, 62, is Chairman of Schnader Harrison Segal & Lewis LLP, a Philadelphia-based law firm, where he has been a partner since 1978. He has extensive experience representing major corporations in significant litigation and business matters throughout the United States and is an active appellate advocate, having argued before the United States Supreme Court, as well as numerous federal and state appellate courts.

Mr. Wellington has served on several non-profit boards and professional committees. He received a bachelor’s degree from Kalamazoo College and a J.D. from the University of Michigan Law School.

Important Information

This news release relates to the offer (the “Offer”) by Exelon Corporation (“Exelon”) through its direct wholly owned subsidiary, Exelon Xchange Corporation (“Xchange”), to exchange each issued and outstanding share of common stock (the “NRG shares”) of NRG Energy, Inc. (“NRG”) for 0.485 of a share of Exelon common stock. This news release is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, NRG shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the Prospectus/Offer to Exchange included in the Registration Statement on Form S-4 (Reg. No. 333-155278) (including the Letter of Transmittal and related documents and as amended from time to time, the “Exchange Offer Documents”) previously filed by Exelon and Xchange with the Securities and Exchange Commission (the “SEC”). The Offer is made only through the Exchange Offer Documents. Investors and security holders are urged to read these documents and other relevant materials as they become available, because they will contain important information.

Exelon expects to file a proxy statement on Schedule 14A and other relevant documents with the SEC in connection with the solicitation of proxies (the “NRG Meeting Proxy Statement”) for the 2009 annual meeting of NRG stockholders (the “NRG Meeting”). Exelon will also file a proxy statement on Schedule 14A and other relevant documents with the SEC in connection with its solicitation of proxies for a meeting of Exelon shareholders (the “Exelon Meeting”) to be called in order to approve the issuance of shares of Exelon common stock pursuant to the Offer (the “Exelon Meeting Proxy Statement”). Investors and security holders are urged to read the NRG Meeting Proxy Statement and the Exelon Meeting Proxy Statement and other relevant materials as they become available, because they will contain important information.

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Investors and security holders can obtain copies of the materials described above (and all other related documents filed with the SEC) at no charge on the SEC’s website: www.sec.gov. Copies can also be obtained at no charge by directing a request for such materials to Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, toll free at 1-877-750-9501. Investors and security holders may also read and copy any reports, statements and other information filed by Exelon, Xchange or NRG with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Exelon, Xchange and the individuals to be nominated by Exelon for election to NRG’s Board of Directors will be participants in the solicitation of proxies from NRG stockholders for the NRG Meeting or any adjournment or postponement thereof. Exelon and Xchange will be participants in the solicitation of proxies from Exelon shareholders for the Exelon Meeting or any adjournment or postponement thereof. In addition, certain directors and executive officers of Exelon and Xchange may solicit proxies for the Exelon Meeting and the NRG Meeting. Information about Exelon and Exelon’s directors and executive officers is available in Exelon’s proxy statement, dated March 20, 2008, filed with the SEC in connection with Exelon’s 2008 annual meeting of shareholders. Information about Xchange and Xchange’s directors and executive officers is available in Schedule II to the Prospectus/Offer to Exchange. Information about any other participants will be included in the NRG Meeting Proxy Statement or the Exelon Meeting Proxy Statement, as applicable.

# # #

Exelon Corporation is one of the nation’s largest electric utilities with nearly $19 billion in annual revenues. The company has one of the industry’s largest portfolios of electricity generation capacity, with a nationwide reach and strong positions in the Midwest and Mid-Atlantic. Exelon distributes electricity to approximately 5.4 million customers in northern Illinois and Pennsylvania and natural gas to 480,000 customers in the Philadelphia area. Exelon is headquartered in Chicago and trades on the NYSE under the ticker EXC.

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The following notice was delivered by Exelon Corporation to NRG Energy, Inc. on January 30, 2009:

January 30, 2009

NOTICE OF INTENT

BY

EXELON CORPORATION

TO NOMINATE INDIVIDUALS FOR ELECTION AS DIRECTORS

AND

TO PROPOSE STOCKHOLDER BUSINESS

AT THE

2009 ANNUAL MEETING OF STOCKHOLDERS

OF

NRG ENERGY, INC.

Please be advised that Exelon Corporation, a Pennsylvania corporation (“Exelon”), hereby provides notice of its intent to nominate the Stockholder Nominees (as defined below) for election to the Board of Directors (the “Board”) of NRG Energy, Inc., a Delaware corporation (“NRG”), and to propose certain other matters for stockholder action (including proposals to amend NRG’s Bylaws to increase the size of the Board and repeal certain amendments to NRG’s Bylaws) at the 2009 annual meeting of stockholders of NRG (including any adjournment or postponement thereof, the “2009 Annual Meeting”).

Exelon is a Pennsylvania corporation the principal executive offices of which are located at 10 South Dearborn Street, Chicago, Illinois 60603. Exelon represents that it is the holder of record of 500 shares of NRG common stock, $0.01 par value per share (“Common Stock”), entitled to vote at the 2009 Annual Meeting. In addition, Exelon represents that it intends to appear in person (through its representatives) or by proxy at the 2009 Annual Meeting to nominate the Stockholder Nominees, to propose the additional items set forth in this notice, and to vote its shares of Common Stock.

This notice of nomination, notice of stockholder business and all exhibits attached hereto are collectively referred to herein as the “Notice.”

Exelon reserves the right to give further notice of additional nominations to be made or additional business to be proposed at the 2009 Annual Meeting or to revise the nominations or business described in this Notice, subject to the applicable requirements of NRG’s Bylaws and Delaware law.

All information provided in this Notice is current as of the date of this Notice. Please contact Michael A. Gordon (tel: (312) 853-2217; e-mail: mgordon@sidley.com) or Scott R. Williams (tel: (312) 853-7783; e-mail: swilliams@sidley.com) at Sidley Austin LLP if NRG would like any additional information or has any questions with respect to the information contained in this Notice.

Nomination for the Election of Directors

Exelon believes that four Class III Directors are currently scheduled for election at the 2009 Annual Meeting (seats currently held by John Chlebowski, Howard Cosgrove, William Hantke and Anne Schaumburg). Exelon intends to nominate, and to solicit proxies from the other NRG stockholders to elect, Betsy S. Atkins, Ralph E. Faison, Coleman Peterson and Thomas C. Wajnert (the “Stockholder Class III Nominees”) as Class III Directors.

If any of the Stockholder Class III Nominees shall be unable to serve for any reason, Exelon reserves the right to nominate, in substitution for such Stockholder Class III Nominee(s), one or more of the following persons: Gail F. Lieberman, Joseph W. “Chip” Marshall, III and L. White Matthews, III (the “Alternate Nominees”).

To the extent that there are vacancies on the Board arising prior to the 2009 Annual Meeting (whether as a result of an increase in the size of the Board or otherwise), to be filled by election at the 2009 Annual Meeting, Exelon reserves the right to nominate additional individuals for election to the Board at the 2009 Annual Meeting to fill such vacancies on the Board (each such individual, together with the Stockholder Class III Nominees, the Alternate Nominees and the Additional Stockholder Nominees (as defined below), the “Stockholder Nominees”). Additional nominations made pursuant to the preceding sentence are without prejudice to the right of Exelon to assert that any attempt by NRG to alter the size of the Board or reconstitute or reconfigure the classes in which the current Directors serve prior to the 2009 Annual Meeting constitutes an unlawful manipulation of NRG’s corporate machinery.

The Stockholder Class III Nominees have furnished the following information regarding their principal occupations and certain other matters. Unless otherwise indicated, each of the Stockholder Class III Nominees’ business address is also the principal address of the organization in which his or her present employment is carried on.

Name, Age and Business Addresses	Principal Occupation or Employment (Present and During the last Five Years) and Public Company Directorships
Betsy S. Atkins (Age, 55) 10 Edgewater Dr., Suite 10A Miami, FL 33133	Ms. Atkins has served as the Chief Executive Officer and President of B.S.A. Baja Corp., an early stage venture capital company investing in technology, life sciences, and renewable energy, since 1993. Ms. Atkins is a director of Chico’s FAS, Inc., a specialty retailer, Polycom, Inc., a manufacturer of communications equipment, Reynolds American Inc., a consumer products company, and SunPower Corporation, a solar products and services company.

Ralph E. Faison (Age, 50) 525 West Maple Street Hinsdale, IL 60521	Mr. Faison currently is a private investor. From June 2002 to January 2003, Mr. Faison served as the President, Chief Operating Officer and a director of Andrew Corporation, a manufacturer of communications equipment and systems, and from February 2003 to December 2007, Mr. Faison served as the President, Chief Executive Officer and a director of Andrew Corporation. He is a member of the board of directors of NETGEAR, Inc.

Coleman Peterson (Age, 60) 1204 SE 28th Street, Suite 14, Bentonville, AR 72712	Mr. Peterson has served as the President and Chief Executive Officer of Hollis Enterprises, LLC, a human resources consulting firm, from 2004 to present. From 1994 to 2000, he served as the Senior Vice President and, from 2000 to 2004, he served as the Executive Vice President, of the People Division of Wal-Mart Stores, Inc., a retail company. Mr. Peterson is a director of J. B. Hunt Transport Services, Inc., a transportation logistics company, and Build-A-Bear Workshop, Inc., an interactive make your own stuffed animal retailer.

Thomas C. Wajnert (Age, 65) P.O. Box 37 Calistoga, CA 94515	Mr. Wajnert has been self-employed since July 2006, providing advisory services with respect to the financial services industry. He has been Co-Founder and Owner of TNT Vineyards, LLC, a company that produces cabernet sauvignon grapes and estate bottled wines, since 2002, and served as Senior Managing Director of FairView Advisors, LLC, a strategic advisory firm that he co-founded, from 2002 to 2006. Mr. Wajnert currently serves on the boards of directors of Reynolds American Inc., a consumer products company, NYFIX, Inc., a provider of electronic trading services, and UDR, Inc., a real estate investment trust.

The Alternate Nominees have furnished the following information regarding their principal occupations and certain other matters. Unless otherwise indicated, each of the Alternate Nominees’ business address is also the principal address of the organization in which his or her present employment is carried on.

Name, Age and Business Addresses	Principal Occupation or Employment (Present and During the last Five Years) and Public Company Directorships
Gail F. Lieberman (Age, 65) 175 East 79th Street, Apt. 4-D New York, NY 10075	Gail F. Lieberman has been the managing partner of Rudder Capital LLC, a mergers and acquisitions advisory and consulting firm serving middle market companies in the services sector, since 2001.

Joseph W. “Chip” Marshall, III (Age, 55) 4139 Presidential Drive, Lafayette Hill, PA 19444	Mr. Marshall was the Chairman and Chief Executive Officer of Temple University Health System from 2001 to 2007 and was the President and Chief Executive Officer there from June 1, 2007 to December 15, 2008. Mr. Marshall was a member of the Pennsylvania Gaming Control Board from 2004 to 2006.

L. White Matthews, III (Age, 63) P.O. Box 1211, Allentown, PA 18105	Mr. Matthews has been retired since September 2001. Mr. Matthews has been a director of Imation Corp., a data storage provider, since February 2003, and has been a director of Matrixx Initiatives, Inc., a company engaged in the development and marketing of over-the-counter healthcare products that utilize innovative drug delivery systems, since March 2003.

For additional information concerning the Stockholder Class III Nominees and the Alternate Nominees, see “Additional Information Concerning the Stockholder Nominees” below.

Notice of Stockholder Business

In addition to seeking the election of the Stockholder Class III Nominees as Class III Directors, in accordance with Article Seven of NRG’s Amended and Restated Certificate of Incorporation1, Exelon intends to seek to amend Article III, Section 2 of NRG’s Bylaws to expand to 19 the number of Directors that constitute the Board. Exelon is proposing to increase the size of the Board in order to nominate, and to solicit proxies from the other NRG stockholders to permit the election of, additional directors to the Board who will use their independent judgment and act in good faith and in accordance with their fiduciary duties to the NRG stockholders. In order to increase the size of the Board, Exelon intends to bring the following resolution before the 2009 Annual Meeting (“Proposal 1”):

RESOLVED, that Article III, Section 2 of the Bylaws shall be amended to read in its entirety as follows:

“The number of Directors which constitute the entire Board of Directors of the Corporation shall be 19, and the Directors shall be elected and shall hold office only in the manner provided in the Amended and Restated Certificate of Incorporation. The directorships of the Corporation shall be divided into three classes with there being seven directorships in Class I and six directorships in each of Class II and Class III.”

Exelon believes that, pursuant to Article VIII of NRG’s Bylaws, an amendment of NRG’s Bylaws through the adoption of Proposal 1 requires the approval of the holders of a majority of the combined voting power of the shares entitled to vote on the amendment at the 2009 Annual Meeting. Exelon further believes that, pursuant to Article Seven of NRG’s Amended and Restated Certificate of Incorporation, the size of the Board may be enlarged by the stockholders if such enlargement is approved by a majority of the shares of Common Stock outstanding. Accordingly, Exelon believes that, in order for the size of the Board effectively to be amended by the adoption of Proposal 1, Proposal 1 must be approved by holders representing (i) a majority of the combined voting power of the shares entitled to vote on the amendment at the 2009 Annual Meeting and (ii) a majority of the shares of Common Stock outstanding (the “Requisite Approval of Proposal 1”).

Nomination for the Election of Additional Directors

Exelon intends to nominate, and to solicit proxies from the other NRG stockholders to elect John M. Albertine, Marjorie L. Bowen, Donald DeFosset, Jr., Richard H. Koppes and Ralph G.

[1]

In a letter dated November 17, 2008, from Tanuja M. Dehne, Deputy General Counsel and Secretary of NRG to Bruce G. Wilson, Senior Vice President and Deputy General Counsel of Exelon, Ms. Dehne states: “NRG agrees that Article Seven allows for the expansion of the Board by action of the common stockholders.”

Wellington (the “Additional Stockholder Nominees”) to the Board to fill five of the vacancies resulting from the increase in the size of the Board pursuant to Proposal 1. The election of the Additional Stockholder Nominees will be contingent upon obtaining the Requisite Approval of Proposal 1. If any of the Additional Stockholder Nominees shall be unable to serve for any reason, Exelon reserves the right to nominate, in substitution for such Additional Stockholder Nominee(s), one or more of the Alternate Nominees.

The Additional Stockholder Nominees have furnished the following information regarding their principal occupations and certain other matters. Unless otherwise indicated, each of the Additional Stockholder Nominees’ business address is also the principal address of the organization in which his or her present employment is carried on. Exelon intends to nominate each individual to the Class of the Board as indicated below.

Name, Age and Business Addresses	Principal Occupation or Employment (Present and During the last Five Years) and Public Company Directorships	Class of Directors For Which Nominee is Nominated to Serve
John M. Albertine (Age, 64) 700 12th St., Suite 700, Washington, DC 20005	Dr. Albertine founded Albertine Enterprises, Inc., a merchant banking, consulting and lobbying firm, in 1990. Dr. Albertine has been the Chairman and Chief Executive Officer of Albertine Enterprises since 1990 and continues in that position today. Currently, Dr. Albertine is the Chairman of the board of directors of Integral Systems, Inc., a provider of satellite ground system components and systems, and is a director of Kadant Inc., a supplier of technology-based systems for the global pulp and paper industry, and Intersections Inc., a global provider of consumer and corporate identity risk management services.	Class II

Marjorie L. Bowen (Age, 43) 225 6th Street, Manhattan Beach, CA 90266	Ms. Bowen retired as a managing director of Houlihan Lokey Howard & Zukin, an international investment bank where she was employed from 1989 until her retirement on January 15, 2008 and most recently served as National Director of the firm’s fairness opinion practice.	Class III

Donald DeFosset, Jr. (Age, 60) 4221 W. Boy Scout Blvd., Suite 1000, Tampa, FL 33607	Mr. DeFosset retired in November 2005 as Chairman, President and Chief Executive Officer of Walter Industries, Inc., a diversified company with principal operating businesses in homebuilding and home financing, water infrastructure and energy products. Mr. DeFosset had served as President and Chief Executive Officer from November 2000 to September 2005, and as Chairman of Walter Industries, Inc. from March 2002 to September 2005. Mr. DeFosset serves as a director of Terex Corporation, a construction equipment manufacturer, Regions Financial Corporation, a commercial bank, Enpro Industries, Inc., a manufacturer of industrial products, and National Retail Properties, Inc., a REIT investing in real estate assets.	Class I

Name, Age and Business Addresses	Principal Occupation or Employment (Present and During the last Five Years) and Public Company Directorships	Class of Directors For Which Nominee is Nominated to Serve

Richard H. Koppes (Age, 62) c/o National Association of Public Pension Attorneys, 930 Florin Road, Suite 200, Sacramento, CA 95831	Mr. Koppes has been Of Counsel at Jones Day, a multinational law firm, since August 1996 and is Corporate Governance Fellow of the Executive Education Programs at Stanford Law School where he served since August 1996. He has been the Administrative Officer of the National Association of Public Pension Attorneys since August 1996. Mr. Koppes is a director of Valeant Pharmaceuticals International, which is a multinational specialty pharmaceutical company that develops, manufactures and markets a broad range of pharmaceutical products, primarily in the areas of neurology and dermatology.	Class I

Ralph G. Wellington (Age, 62) 1600 Market Street, Suite 3600, Philadelphia, PA 19103	Mr. Wellington is the Chairman of, and a Partner at, the law firm Schnader Harrison Segal & Lewis LLP, where he started his employment in January of 1971.	Class II

For additional information concerning the Additional Stockholder Nominees, see “Additional Information Concerning the Stockholder Nominees.”

Additional Information Concerning the Stockholder Nominees

Each of the Stockholder Nominees named herein has agreed to be nominated for election to the Board and to serve as a Director of NRG, if elected. The written consent of each Stockholder Nominee named herein to be named as a nominee and to serve as a Director of NRG if elected is attached hereto as Exhibit A.

If elected to the Board, the Stockholder Nominees will not receive any compensation from Exelon or any of its affiliates for their service as Directors of NRG.

Exelon has entered into a nomination agreement with each of the Stockholder Nominees named herein (collectively, the “Nomination Agreements”). The Nomination Agreements provide that each Stockholder Nominee agrees to be nominated for election to the Board and, if elected, to act in the best interests of NRG and its stockholders and to exercise his or her independent judgment and act in good faith and, in accordance with his or her fiduciary duties, duly consider all matters to come before the Board. Exelon has agreed to pay each Stockholder Nominee $50,000 in consideration for his or her agreement to be named as a Stockholder Nominee and to consent to serve as a Director of NRG, if elected, and to provide certain information to Exelon to prepare its proxy statement. In addition, Exelon will promptly reimburse each Stockholder Nominee for all reasonable expenses incurred by the Stockholder Nominee in connection his or her responsibilities as a Stockholder Nominee under the Nomination Agreements and the reasonable legal fees and expenses of an independent counsel acting for the Stockholder Nominees. Exelon agreed to indemnify each Stockholder Nominee against any and all losses, claims, damages, liabilities, judgments, costs and expenses to which the Stockholder Nominee may become subject that arise out of or are based upon the Stockholder Nominee’s role as a nominee (or alternate) for election to the Board, except to the extent such loss arises or results from the Stockholder Nominee’s willful misconduct or any untrue statement or omission made by the Stockholder Nominee or made by Exelon in reliance upon and in conformity with information furnished by the Stockholder Nominee in writing expressly for use in any document made available to the public. The Stockholder Nominees’ rights to indemnification under the Nomination Agreements include the right to require Exelon to advance any and all expenses incurred by the Stockholder Nominees in connection with any indemnifiable claim.

If elected to the Board, it is expected that the Stockholder Nominees will be entitled to receive the same compensation, indemnification and other benefits as any other Director of NRG.

None of the Stockholder Nominees named herein nor any of their associates currently holds, or has held in the past, any position or office with, or served as a Director of, NRG or any of its subsidiaries or affiliates.

Except as set forth in Exhibit B, none of the Stockholder Nominees named herein nor any of their respective associates owns beneficially (directly or indirectly) any shares of Common Stock or other securities of NRG or its subsidiaries. Except as set forth in Exhibit B, none of the Stockholder Nominees named herein (i) owns of record any shares of Common Stock or other securities of NRG, (ii) has purchased or sold any securities of NRG in the past two years or (iii) is, or has been within the past year, a party to any contract, arrangement, or understanding with any person with respect to any securities of NRG.

Each of the Stockholder Nominees named herein has agreed in the Nomination Agreement that, if elected, he or she will act in the best interests of NRG and its stockholders and will exercise his or her independent judgment and act in good faith and, in accordance with his or her fiduciary duties, duly consider all matters to come before the Board. Except as disclosed herein, the Stockholder Nominees named herein do not have a substantial interest, direct or indirect, by security holdings or otherwise, in any matter which Exelon believes will be acted upon at the 2009 Annual Meeting.

To the extent that the election of the Stockholder Nominees and the approval of the Proposals (as defined below) may have an impact on the consummation of an acquisition of NRG by Exelon or one of its affiliates or another strategic transaction, Exelon and its affiliates could be considered to have a material interest in certain of the matters to be acted upon at the 2009 Annual Meeting.

Neither the Stockholder Nominees named herein nor any of their associates has any arrangement or understanding with any person with respect to any future employment by NRG or its affiliates, or with respect to any future transactions to which NRG or its affiliates will or may be a party.

Except as disclosed herein, there are no arrangements or understandings between the Stockholder Nominees named herein and any other party pursuant to which any such Stockholder Nominee was or is to be selected as a Director or nominee to the Board.

None of the Stockholder Nominees named herein has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) in the past 10 years.

There are no family relationships (as defined in Item 401(d) of Regulation S-K under the Securities Act of 1933 (“Regulation S-K”)) among any of the Stockholder Nominees named herein or between any of the Stockholder Nominees named herein, on the one hand, and any Director or executive officer of NRG or any person NRG has publicly disclosed to be nominated to become a Director or executive officer of NRG, on the other hand.

None of the Stockholder Nominees named herein has been involved in any proceedings in the past five years that would be required to be disclosed under Item 401(f) of Regulation S-K.

There are no material proceedings in which any of the Stockholder Nominees named herein is a party adverse to NRG or any of its subsidiaries or has a material interest adverse to NRG or any of its subsidiaries.

None of the Stockholder Nominees named herein nor any of their associates has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans, or other compensation, from, or in respect of, services rendered on behalf of NRG, or is subject to any arrangement described in Item 402 of Regulation S-K.

None of (i) the Stockholder Nominees named herein, (ii) their immediate family members (as defined in 404(a) of Regulation S-K), (iii) the corporations or organizations for which any of such Stockholder Nominees is an executive officer or partner is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities or (iv) the trusts or other estates in which any of such Stockholder Nominees has a substantial beneficial interest or serves as a trustee or in a similar capacity has, at any time since January 1, 2008, had a direct or indirect material interest in a transaction with NRG or its subsidiaries in which the amount involved exceeded $120,000.

None of the Stockholder Nominees named herein is indebted, directly or indirectly, to NRG for any amount of money, and NRG has not arranged for any loans to be made to, or for, any of the Stockholder Nominees by others.

If elected, Exelon believes that each Stockholder Nominee named herein would be considered an independent director of NRG under the applicable New York Stock Exchange rules and NRG’s corporate governance guidelines.

Notice of Stockholder Business

In addition, at the 2009 Annual Meeting, Exelon intends to seek to repeal any amendments to NRG’s Bylaws adopted by the Board without the approval of NRG’s stockholders after February 26, 2008 (which is the date of the last amendment to the Bylaws publicly disclosed by NRG) and prior to the effectiveness of the resolution below (“Proposal 2” and, together with Proposal 1, the “Proposals”). Exelon believes that it is in the best interests of NRG and its stockholders that the Bylaws not be further amended by the Board without the approval of stockholders. Therefore, Exelon proposes to repeal all amendments, if any, adopted by the Board after February 26, 2008, including any amendments that the Board has adopted, or might adopt, to impede the nomination of the Stockholder Nominees or the proposal of matters for stockholder action by Exelon, to negatively impact Exelon’s ability to solicit and/or obtain proxies from NRG stockholders, to undermine the will of the NRG stockholders expressed in those proxies or to modify NRG’s corporate governance regime. In order to repeal such amendments, if any, Exelon intends to bring the following resolution before the 2009 Annual Meeting:

RESOLVED, that the Bylaws are hereby amended to repeal any amendments thereto adopted by NRG’s Board of Directors without stockholder approval after February 26, 2008 and prior to the effectiveness of this resolution.

Proposal 2 requires the approval of the holders of a majority of the combined voting power of the shares entitled to vote on the amendment at the 2009 Annual Meeting.

Exelon represents that it intends to deliver a proxy statement and form of proxy to holders of at least the percentage of Common Stock and other voting securities required under applicable law, NRG’s Amended and Restated Certificate of Incorporation and NRG’s Bylaws to approve the Proposals and to elect the Stockholder Nominees.

EXELON CORPORATION

By:	/s/ Bruce G. Wilson
Name:	Bruce G. Wilson
Title:	Senior Vice President and Deputy General Counsel

Exhibit A

Consents

[See attached]

Consent

I hereby consent to:

(a)	being nominated by Exelon Corporation, a Pennsylvania corporation (“Exelon”), for election as an independent director of NRG Energy, Inc., a Delaware corporation (“NRG”);

(b)	if selected by NRG, being a nominee of NRG for election as a director of NRG;

(c)	being named as a nominee in the proxy statement prepared by Exelon, among other things, to increase the number of directors constituting NRG’s Board of Directors and to fill the newly created directorships and the other director seats up for election or reelection at the NRG 2009 annual meeting of stockholders with persons nominated by Exelon;

(d)	if selected by NRG, being named as a nominee in the proxy statement prepared by NRG, among other things, for election to NRG’s Board of Directors at the NRG 2009 annual meeting of stockholders; and

(e)	serving as a director of NRG if elected.

/s/ Betsy S. Atkins
Betsy S. Atkins

Dated: January 28, 2009

Consent

I hereby consent to:

(a)	being nominated by Exelon Corporation, a Pennsylvania corporation (“Exelon”), for election as an independent director of NRG Energy, Inc., a Delaware corporation (“NRG”);

(b)	if selected by NRG, being a nominee of NRG for election as a director of NRG;

(c)	being named as a nominee in the proxy statement prepared by Exelon, among other things, to increase the number of directors constituting NRG’s Board of Directors and to fill the newly created directorships and the other director seats up for election or reelection at the NRG 2009 annual meeting of stockholders with persons nominated by Exelon;

(d)	if selected by NRG, being named as a nominee in the proxy statement prepared by NRG, among other things, for election to NRG’s Board of Directors at the NRG 2009 annual meeting of stockholders; and

(e)	serving as a director of NRG if elected.

/s/ Ralph E. Faison
Ralph E. Faison

Dated: January 28, 2009

Consent

I hereby consent to:

(a)	being nominated by Exelon Corporation, a Pennsylvania corporation (“Exelon”), for election as an independent director of NRG Energy, Inc., a Delaware corporation (“NRG”);

(b)	if selected by NRG, being a nominee of NRG for election as a director of NRG;

(c)	being named as a nominee in the proxy statement prepared by Exelon, among other things, to increase the number of directors constituting NRG’s Board of Directors and to fill the newly created directorships and the other director seats up for election or reelection at the NRG 2009 annual meeting of stockholders with persons nominated by Exelon;

(d)	if selected by NRG, being named as a nominee in the proxy statement prepared by NRG, among other things, for election to NRG’s Board of Directors at the NRG 2009 annual meeting of stockholders; and

(e)	serving as a director of NRG if elected.

/s/ Coleman H. Peterson
Coleman H. Peterson

Dated: January 28, 2009

Consent

I hereby consent to:

(a)	being nominated by Exelon Corporation, a Pennsylvania corporation (“Exelon”), for election as an independent director of NRG Energy, Inc., a Delaware corporation (“NRG”);

(b)	if selected by NRG, being a nominee of NRG for election as a director of NRG;

(c)	being named as a nominee in the proxy statement prepared by Exelon, among other things, to increase the number of directors constituting NRG’s Board of Directors and to fill the newly created directorships and the other director seats up for election or reelection at the NRG 2009 annual meeting of stockholders with persons nominated by Exelon;

(d)	if selected by NRG, being named as a nominee in the proxy statement prepared by NRG, among other things, for election to NRG’s Board of Directors at the NRG 2009 annual meeting of stockholders; and

(e)	serving as a director of NRG if elected.

/s/ Thomas C. Wajnert
Thomas C. Wajnert

Dated: January 27, 2009

Consent

I hereby consent to:

(a)	being nominated by Exelon Corporation, a Pennsylvania corporation (“Exelon”), for election as an independent director of NRG Energy, Inc., a Delaware corporation (“NRG”);

(b)	if selected by NRG, being a nominee of NRG for election as a director of NRG;

(c)	being named as a nominee in the proxy statement prepared by Exelon, among other things, to increase the number of directors constituting NRG’s Board of Directors and to fill the newly created directorships and the other director seats up for election or reelection at the NRG 2009 annual meeting of stockholders with persons nominated by Exelon;

(d)	if selected by NRG, being named as a nominee in the proxy statement prepared by NRG, among other things, for election to NRG’s Board of Directors at the NRG 2009 annual meeting of stockholders; and

(e)	serving as a director of NRG if elected.

/s/ Gail F. Lieberman
Gail F. Lieberman

Dated: January 28, 2009

Consent

I hereby consent to:

(a)	being nominated by Exelon Corporation, a Pennsylvania corporation (“Exelon”), for election as an independent director of NRG Energy, Inc., a Delaware corporation (“NRG”);

(b)	if selected by NRG, being a nominee of NRG for election as a director of NRG;

(c)	being named as a nominee in the proxy statement prepared by Exelon, among other things, to increase the number of directors constituting NRG’s Board of Directors and to fill the newly created directorships and the other director seats up for election or reelection at the NRG 2009 annual meeting of stockholders with persons nominated by Exelon;

(d)	if selected by NRG, being named as a nominee in the proxy statement prepared by NRG, among other things, for election to NRG’s Board of Directors at the NRG 2009 annual meeting of stockholders; and

(e)	serving as a director of NRG if elected.

/s/ Joseph W. Marshall, III
Joseph W. Marshall, III

Dated: January 28, 2009

Consent

I hereby consent to:

(a)	being nominated by Exelon Corporation, a Pennsylvania corporation (“Exelon”), for election as an independent director of NRG Energy, Inc., a Delaware corporation (“NRG”);

(b)	if selected by NRG, being a nominee of NRG for election as a director of NRG;

(c)	being named as a nominee in the proxy statement prepared by Exelon, among other things, to increase the number of directors constituting NRG’s Board of Directors and to fill the newly created directorships and the other director seats up for election or reelection at the NRG 2009 annual meeting of stockholders with persons nominated by Exelon;

(d)	if selected by NRG, being named as a nominee in the proxy statement prepared by NRG, among other things, for election to NRG’s Board of Directors at the NRG 2009 annual meeting of stockholders; and

(e)	serving as a director of NRG if elected.

/s/ L. White Matthews, III
L. White Matthews, III

Dated: January 29, 2009

Consent

I hereby consent to:

(a)	being nominated by Exelon Corporation, a Pennsylvania corporation (“Exelon”), for election as an independent director of NRG Energy, Inc., a Delaware corporation (“NRG”);

(b)	if selected by NRG, being a nominee of NRG for election as a director of NRG;

(c)	being named as a nominee in the proxy statement prepared by Exelon, among other things, to increase the number of directors constituting NRG’s Board of Directors and to fill the newly created directorships and the other director seats up for election or reelection at the NRG 2009 annual meeting of stockholders with persons nominated by Exelon;

(d)	if selected by NRG, being named as a nominee in the proxy statement prepared by NRG, among other things, for election to NRG’s Board of Directors at the NRG 2009 annual meeting of stockholders; and

(e)	serving as a director of NRG if elected.

/s/ John M. Albertine
John M. Albertine

Dated: January 28, 2009

Consent

I hereby consent to:

(a)	being nominated by Exelon Corporation, a Pennsylvania corporation (“Exelon”), for election as an independent director of NRG Energy, Inc., a Delaware corporation (“NRG”);

(b)	if selected by NRG, being a nominee of NRG for election as a director of NRG;

(c)	being named as a nominee in the proxy statement prepared by Exelon, among other things, to increase the number of directors constituting NRG’s Board of Directors and to fill the newly created directorships and the other director seats up for election or reelection at the NRG 2009 annual meeting of stockholders with persons nominated by Exelon;

(d)	if selected by NRG, being named as a nominee in the proxy statement prepared by NRG, among other things, for election to NRG’s Board of Directors at the NRG 2009 annual meeting of stockholders; and

(e)	serving as a director of NRG if elected.

/s/ Marjorie L. Bowen
Marjorie L. Bowen

Dated: January 28, 2009

Consent

I hereby consent to:

(a)	being nominated by Exelon Corporation, a Pennsylvania corporation (“Exelon”), for election as an independent director of NRG Energy, Inc., a Delaware corporation (“NRG”);

(b)	if selected by NRG, being a nominee of NRG for election as a director of NRG;

(c)	being named as a nominee in the proxy statement prepared by Exelon, among other things, to increase the number of directors constituting NRG’s Board of Directors and to fill the newly created directorships and the other director seats up for election or reelection at the NRG 2009 annual meeting of stockholders with persons nominated by Exelon;

(d)	if selected by NRG, being named as a nominee in the proxy statement prepared by NRG, among other things, for election to NRG’s Board of Directors at the NRG 2009 annual meeting of stockholders; and

(e)	serving as a director of NRG if elected.

/s/ Donald DeFosset, Jr.
Donald DeFosset, Jr.

Dated: January 27, 2009

Consent

I hereby consent to:

(a)	being nominated by Exelon Corporation, a Pennsylvania corporation (“Exelon”), for election as an independent director of NRG Energy, Inc., a Delaware corporation (“NRG”);

(b)	if selected by NRG, being a nominee of NRG for election as a director of NRG;

(c)	being named as a nominee in the proxy statement prepared by Exelon, among other things, to increase the number of directors constituting NRG’s Board of Directors and to fill the newly created directorships and the other director seats up for election or reelection at the NRG 2009 annual meeting of stockholders with persons nominated by Exelon;

(d)	if selected by NRG, being named as a nominee in the proxy statement prepared by NRG, among other things, for election to NRG’s Board of Directors at the NRG 2009 annual meeting of stockholders; and

(e)	serving as a director of NRG if elected.

/s/ Richard H. Koppes
Richard H. Koppes

Dated: January 28, 2009

Consent

I hereby consent to:

(a)	being nominated by Exelon Corporation, a Pennsylvania corporation (“Exelon”), for election as an independent director of NRG Energy, Inc., a Delaware corporation (“NRG”);

(b)	if selected by NRG, being a nominee of NRG for election as a director of NRG;

(c)	being named as a nominee in the proxy statement prepared by Exelon, among other things, to increase the number of directors constituting NRG’s Board of Directors and to fill the newly created directorships and the other director seats up for election or reelection at the NRG 2009 annual meeting of stockholders with persons nominated by Exelon;

(d)	if selected by NRG, being named as a nominee in the proxy statement prepared by NRG, among other things, for election to NRG’s Board of Directors at the NRG 2009 annual meeting of stockholders; and

(e)	serving as a director of NRG if elected.

/s/ Ralph Wellington
Ralph Wellington

Dated: January 28, 2009

Exhibit B

Ownership as of the date of the notice:

Name	Number of Shares (Common Stock)
Marjorie L. Bowen through “Marjorie L. Bowen TTEE U/A DTD 12/22/2006 M L Bowen Separate Prop Trust,” through its Merrill Lynch account (discretionary brokerage account)	585

Trading history:

Name	Date	Number of Shares of Common Stock Purchased	Number of Shares of Common Stock Sold	Amount
Marjorie L. Bowen through “Marjorie L. Bowen TTEE U/A DTD 12/22/2006 M L Bowen Separate Prop Trust” through a Merrill Lynch account	04/05/2007	9		$668
	05/14/2007		7	$593
	05/16/2007		6	$1,325

* * * * * * *

Important Additional Information

This communication relates, in part, to the offer (the “Offer”) by Exelon Corporation (“Exelon”) through its direct wholly-owned subsidiary, Exelon Xchange Corporation (“Xchange”), to exchange each issued and outstanding share of common stock (the “NRG shares”) of NRG Energy, Inc. (“NRG”) for 0.485 of a share of Exelon common stock. This communication is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, NRG shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the Prospectus/Offer to Exchange included in the Registration Statement on Form S-4 (Reg. No. 333-155278) (including the Letter of Transmittal and related documents and as amended from time to time, the “Exchange Offer Documents”) previously filed by Exelon and Xchange with the Securities and Exchange Commission (the “SEC”). The Offer is made only through the Exchange Offer Documents. Investors and security holders are urged to read these documents and other relevant materials as they become available, because they will contain important information.

Exelon expects to file a proxy statement on Schedule 14A and other relevant documents with the SEC in connection with the solicitation of proxies (the “NRG Meeting Proxy Statement”) for the 2009 annual meeting of NRG stockholders (the “NRG Meeting”). Exelon will also file a proxy statement on Schedule 14A and other relevant documents with the SEC in connection with its solicitation of proxies for a meeting of Exelon shareholders (the “Exelon Meeting”) to be called in order to approve the issuance of shares of Exelon common stock pursuant to the Offer (the “Exelon Meeting Proxy Statement”). Investors and security holders are urged to read the NRG Meeting Proxy Statement and the Exelon Meeting Proxy Statement and other relevant materials as they become available, because they will contain important information.

Investors and security holders can obtain copies of the materials described above (and all other related documents filed with the SEC) at no charge on the SEC’s website: www.sec.gov. Copies can also be obtained at no charge by directing a request for such materials to Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, toll free at 1-877-750-9501. Investors and security holders may also read and copy any reports, statements and other information filed by Exelon, Xchange or NRG with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Exelon, Xchange and the individuals to be nominated by Exelon for election to NRG’s Board of Directors will be participants in the solicitation of proxies from NRG stockholders for the NRG Meeting or any adjournment or postponement thereof. Exelon and Xchange will be participants in the solicitation of proxies from Exelon shareholders for the Exelon Meeting or any adjournment or postponement thereof. In addition, certain directors and executive officers of Exelon and Xchange may solicit proxies for the Exelon Meeting and the NRG Meeting. Information about Exelon and Exelon’s directors and executive officers is available in Exelon’s proxy statement, dated March 20, 2008, filed with the SEC in connection with Exelon’s 2008 annual meeting of shareholders. Information about Xchange and Xchange’s directors and executive officers is available in Schedule II to the Prospectus/Offer to Exchange. Information about any other participants will be included in the NRG Meeting Proxy Statement or the Exelon Meeting Proxy Statement, as applicable.